Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended						Six Months Ended
	6/30/2022		3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Condensed Income Statement
Interest income	$16,208		15,122	15,189	15,024	15,429	31,330	30,964
Interest expense	1,041		899	879	951	1,060	1,940	2,223
Net interest income	15,167		14,223	14,310	14,073	14,369	29,390	28,741
Provision (credit) for loan losses	377		49	(508)	306	(15)	426	(67)
Net interest income after provision (credit) for loan losses	14,790		14,174	14,818	13,767	14,384	28,964	28,808
Non-interest income	3,528		3,550	4,347	4,106	4,314	7,078	7,779
Non-interest expense	11,469		12,250	12,311	12,029	12,208	23,719	23,700
Income before income taxes	6,849		5,474	6,854	5,844	6,490	12,323	12,887
Provision for income taxes	1,231		951	1,227	1,027	1,200	2,182	2,357
Net income	$5,618		4,523	5,627	4,817	5,290	10,141	10,530

Supplemental Income Statement Information
Amort/Accret income on acquired loans	$61		66	116	132	216	127	465
Tax-equivalent net interest income	$15,217		14,273	14,365	14,129	14,427	29,490	28,858

Per Share Data
Dividends per share	$0.20		0.20	0.20	0.19	0.19	0.40	0.38
Basic earnings per common share	$0.49		0.38	0.45	0.39	0.41	0.87	0.82
Diluted earnings per common share	$0.49		0.38	0.45	0.39	0.41	0.87	0.82
Book value per share	$17.84		18.14	19.22	19.17	18.99	17.84	18.99
Tangible book value per share	$12.53		12.84	14.33	14.28	14.15	12.53	14.15
Weighted average common shares outstanding:
Basic	11,337,805		11,818,614	12,370,702	12,455,276	12,743,726	11,576,873	12,769,131
Diluted	11,337,805		11,818,614	12,370,702	12,455,276	12,743,726	11,576,873	12,769,146
Shares outstanding at period end	11,374,515		11,401,503	12,414,956	12,434,084	12,634,845	11,374,515	12,634,845

Selected Financial Ratios
Return on average assets	1.18%		0.96%	1.18%	1.02%	1.15%	1.07%	1.17%
Return on average equity	10.96%		8.13%	9.33%	7.93%	8.78%	9.48%	8.79%
Return on average tangible common equity	15.52%		11.11%	12.51%	10.62%	11.76%	13.18%	11.79%
Dividend payout ratio	40.82%		52.63%	44.44%	48.72%	46.34%	45.98%	46.34%
Net interest margin (tax equivalent)	3.54%		3.35%	3.34%	3.32%	3.51%	3.45%	3.57%
Efficiency ratio (tax equivalent)	61.18%		68.73%	65.79%	65.96%	65.14%	64.86%	64.69%

Selected Balance Sheet Items
Cash and cash equivalents	$31,815		19,941	18,136	23,852	22,909
Debt and equity securities	337,952		330,715	345,649	352,066	349,199

Loans:
Commercial and industrial	$114,971		105,805	101,792	91,246	97,240
Commercial, secured by real estate	905,703		906,140	889,108	862,202	836,085
Residential real estate	315,930		328,034	334,547	343,318	341,447
Consumer	30,308		32,445	34,190	35,349	35,257
Agricultural	7,412		7,980	10,647	8,852	8,765
Other, including deposit overdrafts	81		45	122	247	369
Deferred net origination fees	(928)		(928)	(961)	(1,055)	(1,398)
Loans, gross	1,373,477	1373477000	1,379,521	1,369,445	1,340,159	1,317,765
Less allowance for loan losses	5,833		5,530	5,506	5,828	5,652
Loans, net	$1,367,644		1,373,991	1,363,939	1,334,331	1,312,113

	Three Months Ended					Six Months Ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Selected Balance Sheet Items, continued
Total earning assets	$1,722,853	1,712,115	1,716,420	1,695,281	1,671,462
Total assets	1,912,627	1,899,630	1,903,629	1,884,252	1,856,670
Total deposits	1,658,825	1,636,606	1,628,819	1,603,203	1,577,345
Short-term borrowings	5,000	24,746	—	—	—
Long-term debt	25,000	10,000	10,000	15,000	15,000
Total shareholders’ equity	202,960	206,875	238,604	238,419	239,952
Equity to assets ratio	10.61%	10.89%	12.53%	12.65%	12.92%
Loans to deposits ratio	82.80%	84.29%	84.08%	83.59%	83.54%

Tangible common equity (TCE)	$142,557	146,360	177,949	177,501	178,771
Tangible common assets (TCA)	1,852,224	1,839,115	1,842,974	1,823,334	1,795,489
TCE/TCA	7.70%	7.96%	9.66%	9.73%	9.96%

Selected Average Balance Sheet Items
Cash and cash equivalents	$28,787	32,826	29,614	34,557	45,414	30,788	41,385
Debt and equity securities	338,149	340,666	348,150	356,214	312,596	339,432	286,517

Loans	$1,375,710	1,376,926	1,351,762	1,321,629	1,328,760	1,376,315	1,321,323
Less allowance for loan losses	5,532	5,503	5,843	5,567	5,678	5,517	5,696
Net loans	$1,370,178	1,371,423	1,345,919	1,316,062	1,323,082	1,370,798	1,315,627

Total earning assets	$1,722,503	1,727,335	1,708,392	1,688,589	1,666,126	1,724,938	1,628,066
Total assets	1,912,574	1,917,226	1,896,530	1,879,314	1,852,035	1,914,767	1,813,888
Total deposits	1,655,389	1,646,627	1,615,020	1,595,773	1,570,070	1,651,032	1,529,339
Short-term borrowings	18,263	12,503	893	1,320	716	15,399	530
Long-term debt	12,637	10,000	14,402	15,000	15,571	11,326	17,619
Total shareholders’ equity	205,645	225,725	239,174	240,976	241,651	215,629	241,585
Equity to assets ratio	10.75%	11.77%	12.61%	12.82%	13.05%	11.26%	13.32%
Loans to deposits ratio	83.10%	83.62%	83.70%	82.82%	84.63%	83.36%	86.40%

Asset Quality
Net charge-offs (recoveries)	$74	25	(186)	$130	12	99	9
Other real estate owned	—	—	—	—	—	—	—

Non-accrual loans	$599	1,455	1,481	2,629	3,338	599	3,338
Loans past due 90 days or more and still accruing	—	—	56	13	—	—	—
Total nonperforming loans	$599	1,455	1,537	$2,642	3,338	599	3,338

Net charge-offs (recoveries) to average loans	0.02%	0.01%	(0.05)%	0.04%	0.00%	0.01%	0.00%
Allowance for loan losses to total loans	0.42%	0.40%	0.40%	0.43%	0.43%	0.42%	0.43%
Nonperforming loans to total loans	0.04%	0.11%	0.11%	0.20%	0.25%	0.04%	0.25%
Nonperforming assets to total assets	0.03%	0.08%	0.08%	0.14%	0.18%	0.03%	0.18%

Assets Under Management
LCNB Corp. total assets	$1,912,627	1,899,630	1,903,629	1,884,252	1,856,670
Trust and investments (fair value)	625,984	700,353	722,093	713,936	701,838
Mortgage loans serviced	153,557	152,271	149,382	140,147	126,924
Cash management	38,914	75,302	34,009	72,622	80,177
Brokerage accounts (fair value)	303,663	326,290	334,670	319,495	314,491
Total assets managed	$3,034,745	3,153,846	3,143,783	3,130,452	3,080,100

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	June 30, 2022 (Unaudited)	December 31, 2021
ASSETS:
Cash and due from banks	$20,391	16,810
Interest-bearing demand deposits	11,424	1,326
Total cash and cash equivalents	31,815	18,136
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,250	2,546
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	301,232	308,177
Debt securities, held-to-maturity, at cost	22,516	22,972
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	5,203	5,203
Loans, net	1,367,644	1,363,939
Premises and equipment, net	34,519	35,385
Operating leases right of use asset	6,101	6,357
Goodwill	59,221	59,221
Core deposit and other intangibles	2,178	2,473
Bank owned life insurance	43,758	43,224
Interest receivable	7,448	7,999
Other assets	21,991	21,246
TOTAL ASSETS	$1,912,627	1,903,629

LIABILITIES:
Deposits:
Noninterest-bearing	$499,124	501,531
Interest-bearing	1,159,701	1,127,288
Total deposits	1,658,825	1,628,819
Short-term borrowings	5,000	—
Long-term debt	25,000	10,000
Operating lease liabilities	6,227	6,473
Accrued interest and other liabilities	14,615	19,733
TOTAL LIABILITIES	1,709,667	1,665,025

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares –no par value, authorized 19,000,000 shares; issued 14,258,074 and 14,213,792 shares at June 30, 2022 and December 31, 2021, respectively; outstanding 11,374,515 and 12,414,956 shares at June 30, 2022 and December 31, 2021, respectively	143,635	143,130
Retained earnings	131,894	126,312
Treasury shares at cost, 2,883,559 and 1,798,836 shares at June 30, 2022 and December 31, 2021, respectively	(50,629)	(29,029)
Accumulated other comprehensive loss, net of taxes	(21,940)	(1,809)
TOTAL SHAREHOLDERS' EQUITY	202,960	238,604
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,912,627	1,903,629

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
INTEREST INCOME:
Interest and fees on loans	$14,548	14,108	28,334	28,643
Dividends on equity securities with a readily determinable fair value	14	13	26	26
Dividends on equity securities without a readily determinable fair value	5	5	10	11
Interest on debt securities, taxable	1,254	905	2,349	1,623
Interest on debt securities, non-taxable	188	218	377	442
Other investments	199	180	234	219
TOTAL INTEREST INCOME	16,208	15,429	31,330	30,964
INTEREST EXPENSE:
Interest on deposits	775	945	1,514	1,973
Interest on short-term borrowings	163	1	249	2
Interest on long-term debt	103	114	177	248
TOTAL INTEREST EXPENSE	1,041	1,060	1,940	2,223
NET INTEREST INCOME	15,167	14,369	29,390	28,741
PROVISION (CREDIT) FOR LOAN LOSSES	377	(15)	426	(67)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	14,790	14,384	28,964	28,808
NON-INTEREST INCOME:
Fiduciary income	1,643	1,735	3,338	3,264
Service charges and fees on deposit accounts	1,546	1,519	2,952	2,885
Bank owned life insurance income	269	269	534	536
Gains from sales of loans	64	151	188	194
Other operating income	6	640	66	900
TOTAL NON-INTEREST INCOME	3,528	4,314	7,078	7,779
NON-INTEREST EXPENSE:
Salaries and employee benefits	7,014	7,111	14,229	13,544
Equipment expenses	428	443	836	811
Occupancy expense, net	735	729	1,510	1,523
State financial institutions tax	437	437	873	881
Marketing	368	357	630	625
Amortization of intangibles	112	260	252	517
FDIC insurance premiums, net	134	123	260	236
Contracted services	679	623	1,289	1,163
Other real estate owned, net	(879)	1	(879)	2
Other non-interest expense	2,441	2,124	4,719	4,398
TOTAL NON-INTEREST EXPENSE	11,469	12,208	23,719	23,700
INCOME BEFORE INCOME TAXES	6,849	6,490	12,323	12,887
PROVISION FOR INCOME TAXES	1,231	1,200	2,182	2,357
NET INCOME	$5,618	5,290	10,141	10,530

Dividends declared per common share	$0.20	0.19	0.40	0.38
Earnings per common share:
Basic	0.49	0.41	0.87	0.82
Diluted	0.49	0.41	0.87	0.82
Weighted average common shares outstanding:
Basic	11,337,805	12,743,726	11,576,873	12,769,131
Diluted	11,337,805	12,743,726	11,576,873	12,769,146